SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: August 31, 2007

Smitten Press: Local Lore and Legends Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-51159	98 0427526
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification)

(Address of principal executive offices) (Zip code)

(Registrant's telephone number, including area code)

All correspondence to:
Brenda Lee Hamilton, Esquire
Hamilton, Lehrer and Dargan, P.A.
101 Plaza Real South Suite 201
Boca Raton, Florida 33432
561-416-8956 Telephone;
561-416-2855 Facsimile

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Smitten Press: Local Lore and Legends Inc., is referred to herein as ("the Company", "us", or "we").

Item 5.1. Changes In Control of Registrant

On August 30, 2007, our controlling shareholder, the Estate of Richard Smitten, through its executor, Kelley Smitten, sold 15,270,000 restricted shares of our common stock, which represented 68% of our then outstanding common stock, in a private transaction, to Robert L. Cox in exchange for cash consideration of $600,000 (the “Transaction”). As a result, Robert L. Cox now holds 15,270,000 shares of our common stock, which continues to represent 68% of our common stock outstanding, and as a result Robert L. Cox is our controlling shareholder. Robert L. Cox did not engage in any loan transaction in connection with the Transaction, and utilized his personal funds. As a result of the Transaction and as detailed below in Item 5.2:

(a) Robert L. Cox was appointed as our Chief Executive Officer;
(b) Our previous officer, Michael T. Williams, resigned all positions he held with us except as our Director, which he will resign on or about September 17, 2007 which will be ten days after our mailing of a Schedule 14(f) to the holders of Record as of August 31, 2007; and
(c) Robert L. Cox was appointed as our sole Director to be effective approximately September 17, 2007, contemporaneous with the resignation of Mr. Williams from our Board of Directors.

There are no other arrangements that may result in a change of our control.

Our to be appointed Director, Robert L. Cox, has not received compensation for his future services as Director or in connection with his appointment as our Chief Executive Officer

We may pay cash compensation to our Officers and Directors in the future, however no final determinations have been made as of the date hereof.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT:

The outstanding shares of Common Stock are our only class of equity securities currently issued and outstanding.

The following tables set forth the ownership, as of September 5, 2007, of our common stock by: (a) each person known by us to be the beneficial owner of more than 5% of our outstanding common stock, and (b) each director, nominee and executive officer of the Company, (c) all executive officers and our directors as a group. To the best of our knowledge, all persons named have sole voting and investment power with respect to such shares, except as otherwise noted.

Security Ownership of Certain Beneficial Owners (1)(2)

(Pre-Closing as of August 30, 2007)

Name and Address of Beneficial Owner	Amount and Nature of Ownership	Percentage of Class
The Estate of Richard Smitten by Kelley Smitten, Executive and Beneficiary, 3675 NE Skyline Drive Jensen Beach, FL 34957-3917	15,270,000 Direct	68.65%

(Post-Closing as of September 5, 2007)

Name and Address of Beneficial Owner	Amount and Nature of Ownership	Percentage of Class
Robert L. Cox 1825 NW 38th Ave Lauderhill, FL 33311	15,270,000 Direct	68.65%

Security Ownership of Directors and Officers (1)(2)
As of September 5, 2007, Robert L. Cox, our Chief Executive Officer and to be Director, directly controls 68.65% of our outstanding securities.

Notes to the table:

(1)
Pursuant to Rule 13-d-3 under the Securities Exchange Act of 1934, as amended, beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the voting) and/or sole or shared investment power (including the power to dispose or direct the disposition) with respect to a security whether through a contract, arrangement, understanding, relationship or otherwise. Unless otherwise indicated, each person indicated above has sole power to vote, or dispose or direct the disposition of all shares beneficially owned.

(2)
This table is based upon information obtained from our stock records. We believe that each shareholder named in the above table has sole or shared voting and investment power with respect to the shares indicated as beneficially owned.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 30, 2007 Michael T. Williams resigned as our President, Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer. Mr. Williams held no positions as a member of an audit, nominating, or compensation committee, since we had no such committees. Michael T. Williams’ resignation from those positions was not the result of a disagreement with us on any matter relating to our operations, policies or practices. On the same day, August 30, 2007, Robert L. Cox became our Chief Executive Officer. A Board of Directors’ resolution appointed Robert L. Cox as our Sole Director to be effective ten days after the approximate mailing of an Information Statement on Schedule 14F-1, which will be on September 17, 2007, at which time Robert L. Cox will become our sole director. Michael T. Williams will resign as our Director contemporaneous with the appointment of Robert L. Cox as our Director. Robert L. Cox will hold no positions as a member of an audit, nominating or compensation committee since we have no such committees. Apart from the transaction described above in Item 5.01, in which on August 30, 2007, Robert L. Cox acquired from the Estate of Richard Smitten, 15,270,000 restricted shares of our common stock, we have not had transactions with any related persons, promoters, or control persons since the beginning of our last fiscal year.

Robert L. Cox Biography
Since April 2007, Robert L. Cox has been the President, Chief Executive Officer, and Director of Simply Fit Holdings Group, Inc., a privately held Florida corporation in the business of beverage manufacturing and marketing. From June 1983 to March 1987, Mr. Cox was Vice President and then President of C&C Development, a family owned commercial real estate development company located in Hialeah, Florida. From March 1987 to February 1999, he held the positions of Vice President, Executive Vice President, Chief Operating Officer, President, Chief Executive Officer, and Director for Tower Realty Trust, a Real Estate Investment Trust, which was publicly traded on the New York Stock Exchange and a Securities and Exchange Commission Reporting Company, and specialized in the acquisition and development of commercial office properties. From January 2000 to August 2006, Mr. Cox was the President, Chief Executive Officer, and Director for Instacare Corporation, a Nevada corporation and Securities and Exchange Commission reporting company that operated a healthcare distribution business and whose common stock was publicly traded on the OTC Bulletin Board. From August 2006 to April 2007, Mr. Cox was a consultant for small-capitalized companies and assisted in overall corporate structuring and going public concerns. Until 2001, Mr. Cox was a member of the Building Owners and Managers Association of New York (BOMANY). In 1983, Mr. Cox received a Bachelor of Arts, Degree in Business Administration and Finance from Florida State University.

Exhibit 10.1.
Stock Purchase Agreement between Robert L. Cox and the Estate of Richard Smitten.

Exhibit 99.1.
Resignation letter of Michael T. Williams

SIGNATURES

In accordance Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant caused this information statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Smitten Press: Local Lore and Legends Inc.

By:	/s/ Robert L. Cox
Name:	Robert L. Cox
Title:	Chief Executive Officer
Date:	September 7, 2007